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                                                                    EXHIBIT 10.O



                        CONSOLIDATED NATURAL GAS COMPANY

                           1991 STOCK INCENTIVE PLAN


       SECTION 1.  Purposes.

       1.01 The purposes of the CNG 1991 Stock Incentive Plan (the "Plan") are to enable Consolidated Natural Gas Company (together with any successor thereto, the "Company"), and its Affiliates to attract and retain key employees and the best available personnel for positions of substantial responsibility, to reward such employees for superior performance and to strengthen the mutuality of interests between such employees and the Company's shareholders. The Plan is designed to meet this intent by providing such employees with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company in order to provide them with additional motivation to continue in the Company's employ and to further its profitable growth.

       SECTION 2.  Definitions; Construction.

       2.01 Definitions. In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:

             2.01.1 "Affiliate" means any entity other than the Company in which the Company owns, directly or indirectly, at least 20 percent of the combined voting power of all classes of stock of such entity or at least 20 percent of the ownership interests in such entity.

             2.01.2 "Award" means any Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Performance Award, Dividend Equivalent, or Other Stock-Based Award, or any other right or interest relating to Shares or cash granted under the Plan.

             2.01.3 "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

             2.01.4  "Board" means the Company's Board of Directors.

             2.01.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time, together with rules, regulations and interpretations promulgated thereunder.

             2.01.6 "Committee" means the Compensation and Benefits Committee or such other Committee of the Board as may be designated by the Board to administer the Plan, as referred to in Section 3.01 hereof; provided, however, that the Committee shall qualify to administer the Plan as contemplated by Rule 16b-3 of the Exchange Act or any successor.

             2.01.7 "Common Stock" means the Common Stock, $2.75 par value, and such other securities of the Company as may be substituted for Shares pursuant to Section 8.01 hereof.
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             2.01.8  "Deferred Stock" means Shares, granted under Section 6.05 hereof, receipt of which is deferred for a specified deferral period.

             2.01.9 "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

             2.01.10  "Dividend Equivalent" means a right, granted under Section
       6.07 hereof, to receive interest or dividends, or interest or dividend equivalents.

             2.01.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

             2.01.12 "Fair Market Value" means, as of any date, with respect to Shares at any time that Shares are listed on the New York Stock Exchange, the closing sale price as of that date or nearest preceding date on which a sale was reported; provided, however, if in a given case the Fair Market Value of Shares is not an even multiple of one dollar, such Fair Market Value may be rounded up or down to a whole number if specified by the Committee; and, with respect to Shares at any time that Shares are not listed on the New York Stock Exchange, or property other than Shares, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee.

             2.01.13 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422A of the Code or any successor provision thereto.

             2.01.14 "Option" means a right, granted under Section 6.02 hereof, to purchase Shares or other Awards at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a non-qualified stock option, which is an Option not intended to be an Incentive Stock Option.

             2.01.15  "Other Stock-Based Awards" means a right, granted under
       Section 6.08 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares, Awards valued by reference to the value of securities of or the performance of specified Affiliates, Awards based upon the operation of the cash bonus program including the deferral program and Awards related to such other Company sponsored programs such as but not limited to the System Supplemental Retirement Plan for Certain Management Employees of Consolidated Natural Gas Company and Its Participating Subsidiaries, the Consolidated Natural Gas Company Supplemental Retirement Benefit Plan and the Unfunded Supplemental Benefit Plan for Employees of Consolidated Natural Gas Company and Its Participating Subsidiaries Who Are Not Represented by a Recognized Union.

             2.01.16 "Participant" means a key employee of the Company or any Affiliate granted an Award under the Plan.

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             2.01.17  "Performance Award" means a right, granted under Section
       6.06 hereof, to receive Awards based upon performance criteria specified by the Committee.

             2.01.18  "Person" shall have the meaning assigned in the Exchange
       Act.

             2.01.19  "Restricted Stock" means Shares, granted under Section
       6.04 hereof, that are subject to certain restrictions.

             2.01.20 "Rule 16b-3" means Rule 16b-3, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

             2.01.21 "Shares" means the Common Stock of the Company, $2.75 par value, and such other securities of the Company as may be substituted for Shares pursuant to Section 8.01 hereof.

             2.01.22  "Stock Appreciation Right" means a right, granted under
       Section 6.03 hereof, to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant to the date of exercise.

     Definitions of the terms "Change of Control," "Change of Control Price," "Potential Change of Control," "Related Party" and "Voting Securities" are set forth in Section 9.03 hereof.

     2.02 Construction. For purposes of the Plan, the following rules of construction shall apply:

             2.02.1  The word "or" is disjunctive but not necessarily exclusive.

             2.02.2 Words in the singular include the plural; words in the plural include the singular; and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other and neuter genders.

     SECTION 3.  Administration.

     3.01 The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan;

            (i)  to designate Participants;

           (ii) to determine the type or types of Awards to be granted to each Participant;

          (iii) to determine the number of Awards to be granted, the number of Shares or amount of cash or other property to which an Award will relate, the terms and conditions of any Award (including, but not limited to, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for lapse of limitations,

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     forfeiture restrictions or restrictions on exercisability or transferability, and accelerations or waivers thereof, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

           (iv) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited, exchanged or surrendered;

            (v) to determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Committee or at the election of the Participant;

           (vi) to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

          (vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

         (viii) to adopt, amend, suspend, waive and rescind such rules and regulations as the Committee may deem necessary or advisable to administer the Plan;

           (ix) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or other instrument entered into or Award made under the Plan; and

            (x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

     Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, Affiliates, Participants, any Person claiming any rights under the Plan from or through any Participant, employees and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or of any Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan and, with respect to Participants who are not subject to Section 16 of the Exchange Act, to take such actions and perform such functions under the Plan as the Committee may specify. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. Except as may be required under

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Section 7.02.3, any and all powers, authorizations and discretions granted by the Plan to the Committee shall likewise be exercisable at any time by the Board.

     SECTION 4.  Shares Subject to the Plan.

     4.01 The maximum number of shares of Common Stock in respect for which Awards may be granted under the Plan, subject to adjustment as provided in
Section 8.01 of the Plan, in each calendar year during any part of which the Plan is effective shall be one percent (1%) of the total issued and outstanding shares of the Common Stock as of the first day of each such year the Plan is in effect, plus any shares which are reserved but not then subject to grants under the Company's Long-Term Incentive Plan (the "LTIP") as of the date this Plan is approved by the shareholders of the Company. Notwithstanding the foregoing, in no event shall more than three million (3,000,000) shares of Common Stock be cumulatively available for Awards of Incentive Stock Options under the Plan.

     For purposes of this Section 4.01, the number of Shares to which an Award relates shall be counted against the number of Shares reserved and available under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the Award shall be counted against the number of Shares reserved and available under the Plan at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the Committee so as to ensure appropriate counting but avoid double counting. Any unused portion of the number of shares available for grant hereunder for any calendar year, together with any additional shares that have become available under the LTIP, shall be carried forward and be made available for Awards in succeeding calendar years.

     If any Shares to which an Award relates are forfeited, or payment is made to the Participant in the form of cash, cash equivalents or other property other than Shares, or the Award otherwise terminates without payment being made to the Participant in the form of Shares, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, alternative payment or termination, again be available for Awards under the Plan.

     Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

     SECTION 5.  Eligibility.

     5.01 Awards may be granted only to individuals who are key employees (including employees who also are directors or officers) of the Company or any Affiliate; provided, however, that no Award shall be granted to any member of the Committee or to any individual who has served as a member of the Committee at any time during the one-year period prior to the date an Award is to be granted to such individual. In determining the eligibility of an employee to

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receive an Award, the Committee shall consider the position and responsibilities of the employee being considered, the nature and value to the Company or a Subsidiary of his services and accomplishments, his present and potential contribution to the success of the Company or its Subsidiaries and such other factors as the Committee may deem relevant.

     SECTION 6.  Specific Terms of Awards.

     6.01 General. Subject to the terms of the Plan and any applicable Award Agreement, awards may be issued as set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to the terms of Section 10.01), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant. Except as provided in
Section 7.01, or as required by applicable law, Awards shall be granted for no consideration other than prior and future services.

     6.02 Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

            (i) Exercise Price. The exercise price per Share of an Option shall be determined by the Committee; provided, however, that, except as provided in Section 7.01, such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option and in no event shall be less than the par value of a Share.

           (ii) Option Term. The term of each Option shall be determined by the Committee.

          (iii) Methods of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, and the form of such payment, including, without limitation, cash, Shares, other outstanding Awards or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, to the extent permitted by law) or any combination thereof, having a fair market value equal to the exercise price.

           (iv) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all material respects with the provisions of Section 422A of the Code or any successor provision thereto.

     6.03 Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

            (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of a Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of


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     exercise, over (ii) the grant price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which, except as provided in Section 7.01, shall not be less than the Fair Market Value of a Share on the date of grant.

           (ii) Other Terms. The term, methods of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee.

     6.04 Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

            (i) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter.

           (ii) Forfeiture. Except as otherwise determined by the Committee at the time of grant or thereafter, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, that restrictions on Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions on Restricted Stock.

          (iii) Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including, without limitation, issuance of certificates representing Shares. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

     6.05 Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants on the following terms and conditions:

            (i) Issuance and Limitations. Delivery of Shares shall occur upon expiration of the deferral period specified for the Award of Deferred Stock by the Committee. In addition, an Award of Deferred Stock shall be subject to such limitations as the Committee may impose, which limitations may lapse at the expiration of the deferral period or at other specified times, separately or in combination, in installments or otherwise, as the Committee shall determine at the time of grant or thereafter. A Participant awarded Deferred Stock shall have no voting rights and shall have no rights to receive dividends in respect of Deferred Stock, unless and only to the extent that the Committee shall award Dividend Equivalents in respect of such Deferred Stock.

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           (ii)  Forfeiture.  Except as otherwise determined by the Committee upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period, Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, that forfeiture of Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

     6.06 Performance Awards. The Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:

            (i) Right to Payment. A Performance Award shall confer upon the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Award is granted, in whole or in part, as the Committee shall establish. The performance criteria and all other terms and conditions of the Performance Award shall be determined by the Committee upon the grant of each Performance Award or thereafter.

           (ii) Other Terms. A Performance Award may be denominated or payable in cash, deferred cash, Shares, other Awards or other property, and other terms and conditions of Performance Awards shall be, as determined by the Committee.

     6.07 Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants. Dividend Equivalents shall confer upon the Participant rights to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents, with respect to a number of Shares, or otherwise, as determined by the Committee. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested.

     6.08 Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan and, with respect to Participants who are subject to Section 16 of the Exchange Act, to comply with Rule 16b-3 and applicable law including, without limitation, purchase rights, Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, exchangeable securities or other rights convertible or exchangeable into Shares, as the Committee in its discretion may determine. The Committee shall determine the terms and conditions of such Awards. Except as provided in Section 7.01, Shares or securities delivered pursuant to a purchase right granted under this Section 6.08 shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, Shares, outstanding Awards or other property or any combination thereof, as the Committee shall determine, provided that the value of which consideration shall not be less

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than the Fair Market Value of such Shares on the date of grant of such purchase right and in no event shall be less than the par value of a Share.

     6.09 Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, another Award or other property, based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

     SECTION 7.  General Terms of Awards.

     7.01 Stand-Alone, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for, any other Award granted under the Plan or any award granted under the Long-Term Incentive Plan, or any other plan of the Company or any Affiliate (subject to the terms of Section 10.01) including a business entity to be acquired by the Company. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards. The exercise price of any Option, the grant price of any Stock Appreciation Right or the purchase price of any other Award conferring a right to purchase Shares:

            (i) granted in substitution for an outstanding Award or award shall either be not less than the Fair Market Value of Shares at the date such substitute Award is granted or not less than such Fair Market Value at that date reduced to reflect the Fair Market Value of the Award or award required to be surrendered by the Participant as a condition to receipt of a substitute Award; or

           (ii) retroactively granted in tandem with an outstanding Award or award shall be either not less than the Fair Market Value of Shares at the date of grant of the later Award or equal to the Fair Market Value of Shares at the date of grant of the earlier Award or award.

     7.02 Certain Restrictions Under Rule 16b-3. If, at any time, the provisions of this Plan are inconsistent with Rule 16b-3 as then in effect, this Plan shall be deemed to be amended, without further action on the part of the Committee or the Board, to the extent necessary to comply with Rule 16b-3, as then in effect, except to the extent any such amendment to the Plan requires stockholder approval.

           7.02.1 Six-Month Limitations on Sales and Exercises. Other provisions of the Plan and any Award Agreement notwithstanding, equity security, as defined under the Exchange Act, offered pursuant to the Plan to a Participant who is at the time subject to Section 16 of the Exchange Act may not be sold for at least six months after acquisition, except in case of death or Disability, and any derivative security, as defined under the Exchange Act, issued pursuant to the Plan to a Participant who is at the time subject to Section 16 of the Exchange Act

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     shall not be exercisable for at least six months, except in case of death or Disability, unless such sale or exercise is permissible under the provisions of Rule 16b-3.

          7.02.2 Nontransferability. Other provisions of the Plan and any Award Agreement notwithstanding, Awards which constitute derivative securities, including Options, Stock Appreciation Rights and other rights, shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during a Participant's lifetime only by such Participant or his guardian or legal representative; provided, however, that the Committee may determine that these restrictions on transferability shall not apply to Awards granted to any Participant who, at the time of the initial grant and the transfer, is not subject to
     Section 16 of the Exchange Act.

          7.02.3 Decisions Required to be Made by the Committee. Other provisions of the Plan and any Award Agreement notwithstanding, if any decision regarding an Award or the exercise of any right by a Participant, at any time such Participant is subject to Section 16 of the Exchange Act, is required to be made or approved by the Committee in order that the Plan will continue to meet the requirements of Rule 16b-3 or in order that a transaction by such Participant will be exempt under Rule 16b-3, then the Committee shall retain full and exclusive power and authority to make such decision or to approve or disapprove any such decision by the Participant.

     7.03 Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option, or a Stock Appreciation Right granted in tandem therewith, exceed a period of ten years from the date of its grant.

     7.04 Form of Payment of Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or substitutions to be made by the Company or an Affiliate upon the grant or exercise of an Award may be made in such forms as the Committee shall determine at the time of grant or thereafter (subject to the terms of Section 10.01), including, without limitation, cash, Shares, other Awards or other property or any combination thereof, and may be made in a single payment or substitution, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

     7.05 Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any Person other than the Company or an Affiliate, or shall be subject to any lien, obligation or liability of such Participant to any Person other than the Company or an Affiliate. Unless otherwise determined by the Committee (subject to the requirements of Section 7.02.2 hereof), no Award and no rights or interests therein shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution except to the Company or any Affiliate under the terms of the Plan; provided,

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however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution with respect to any Award, upon the death of the Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant as well as any additional restrictions or limitations deemed necessary or appropriate by the Committee.

     7.06 Registration and Listing Compliance. No Award shall be paid and no Shares shall be distributed with respect to any Award in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law or subject to a listing requirement under any listing agreement between the Company and any national securities exchange, and no Award shall confer upon any Participant rights to such delivery or distribution, until such laws and contractual obligations of the Company have been complied with in all material respects.

     7.07 Stock Certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require any Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Company or such other Person as the Committee may designate.

     SECTION 8.  Adjustment Provisions.

     8.01 In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of Shares which may thereafter be issued in connection with Awards; (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards; and (iii) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that, with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause

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

the plan to violate Section 422A(b)(1) of the Code or any successor provision thereto. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations or accounting principles.

     SECTION 9.  Change of Control Provisions.

     9.01 Acceleration of Exercisability and Lapse of Restrictions; Cash-Out of Awards. In the event of a Change of Control, the following acceleration and cash-out provisions shall apply unless otherwise provided by the Committee at the time of the Award grant.

            (i) All outstanding Awards pursuant to which the Participant may have rights the exercise of which is restricted or limited, shall become fully exercisable, except as may be otherwise provided in Section 7.02.1; unless the right to lapse of restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse, except as may be otherwise provided in Section 7.02.1; and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company, except as may be otherwise required to comply with Rule 16b-3.

           (ii) For a period of up to 60 days following a Change of Control, the Participant may elect to surrender any outstanding Award and to receive, in full satisfaction therefor, a cash payment equal to the value of such Award calculated on the basis of the Change of Control Price of any Shares or the Fair Market Value of any property other than Shares relating to such Award; provided, however, that in the case of an Incentive Stock
                    -----------------
     Option, or a Stock Appreciation Right granted in tandem therewith, the payment shall be based upon the Fair Market Value of Shares on the date on which the Change of Control occurred; provided further, however, that in
                                           -------------------------
     the case of a Change of Control described in Section 9.03.1(ii), (iii) or
     (iv) hereof, the payment described in this sentence shall be made in the same form (i.e., cash, shares, other securities or a combination thereof) as holders of Shares receive in exchange for their Shares in the transaction that results in the Change of Control. Except as provided in
     Section 9.01(iii), in no event will an Award be surrendered or a Participant have the right to receive cash under this Section 9.01(ii) with respect to an Award (a) if the Participant is subject to Section 16 of the Exchange Act and at least six months shall not have elapsed from the date on which the Participant was granted the Award before the date of the Change of Control (unless this restriction is not at such time required under Rule 16b-3) or (b) if the Participant had the power to control the occurrence or timing of the Change of Control.

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

          (iii)  In the event that any Award is subject to limitations under
     Section 7.02.1 or Section 9.01(ii) at the time of a Change of Control, then, solely for the purpose of determining the rights of the Participant with respect to such Award, a Change of Control shall be deemed to occur at the close of business on the first business day following the date on which the limitations on such Award under Section 7.02.1 have expired.

     9.02 Creation and Funding of Trust. Upon the earlier of the occurrence of a Potential Change of Control or a Change of Control, the Company shall deposit with the trustee of a trust for the benefit of Participants monies or other property having a Fair Market Value at least equal to the value of cash, Shares and other property to be paid or distributed in connection with Awards outstanding at that date. The trust shall be a grantor trust which shall preserve the "unfunded" status of Awards under the Plan. Subsequent to a Potential Change of Control which is no longer continuing and prior to any Change of Control, upon the request of the Company, the trustee shall deliver the monies or other property held in the trust to the Company.

     9.03 Definition of Certain Terms. For purposes of this Section 9, the following definitions, in addition to those set forth in Section 2.01, shall apply:

           9.03.1 "Change of Control" means and shall be deemed to have occurred if

            (i) any Person, other than the Company or a Related Party, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
     Act), directly or indirectly, of Voting Securities representing 20 percent or more of the total voting power of all the then-outstanding Voting Securities, except that there shall be excluded from the number of Voting Securities deemed to be beneficially owned by a Person a number of Voting Securities representing not more than 10 percent of the then-outstanding voting power if such Person is (a) eligible to file a Schedule 13G pursuant to Rule 13d-1(b)(1) under the Exchange Act with respect to Voting Securities or (b) an underwriter who becomes the beneficial owner of more than 20 percent of the then-outstanding Voting Securities pursuant to a firm commitment underwriting agreement with the Company; or

           (ii) the individuals who, as of the effective date of the Plan, constitute the Board of Directors of the Company together with those who first become directors subsequent to such date and whose recommendation, election or nomination for election to the Board was approved by a vote of at least a majority of the directors then still in office who either were directors as of the effective date of the Plan or whose recommendation, election or nomination for election was previously so approved (the "Continuing Directors"), cease for any reason to constitute a majority of the members of the Board; or

          (iii) the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company, reverse split of any class of Voting Securities, or an acquisition of securities or assets by the Company, or consummation of any such transaction if stockholder approval is not obtained, other than (a) any such transaction which would result in at least 75 percent of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being beneficially owned by at least 75 percent of the holders of outstanding Voting Securities immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction, or (b) any such transaction which would result in a Related Party beneficially owning more than 50 percent of the voting securities of the surviving entity outstanding immediately after such transaction; or

           (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than any such transaction which would result in a Related Party owning or acquiring more than 50 percent of the assets owned by the Company immediately prior to the transaction.

          9.03.2 "Change of Control Price" means, with respect to a Share, the higher of (i) the highest reported sales price of Shares on the New York Stock Exchange during the 30 calendar days preceding a Change of Control or
     (ii) the highest price paid or offered in a transaction which either (a) results in a Change of Control or (b) would be consummated but for another transaction which results in a Change of Control and, if it were consummated, would result in a Change of Control. With respect to clause
     (ii) in the preceding sentence, the "price paid or offered" will be equal to the sum of (i) the face amount of any portion of the consideration consisting of cash or cash equivalents and (ii) the fair market value of any portion of the consideration consisting of real or personal property other than cash or cash equivalents, as established by an independent appraiser selected by the Committee.

          9.03.3 "Potential Change of Control" means and shall be deemed to have arisen if (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change of Control; or (ii) any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change of Control; or (iii) any Person, other than a Related Party, files with the Securities and Exchange Commission a Schedule 13D pursuant to Rule 13d-1 under the Exchange Act with respect to more than 7.5 percent of any outstanding class of Voting Securities; or (iv) the Committee adopts a resolution to the effect that, for purposes of the Plan, a Potential Change of Control has arisen. A Potential Change of Control will be deemed to continue (i) with respect to an agreement within the purview of clause (i) of the preceding sentence, until the agreement is canceled or terminated; or (ii) with respect to an announcement within the purview of clause (ii) of the preceding sentence, until the Person making the announcement publicly abandons the stated intention or fails to act on such intention for a period of 12 calendar months; or (iii) with respect to the filing of a Schedule 13D within the purview of clause (iii) of the preceding sentence, until the Person involved publicly announces that its ownership of the Voting Securities is for investment purposes only and not for the purpose of seeking a Change of Control or such Person disposes of the Voting Securities; or (iv) with respect to any Potential Change of Control, until a Change of Control has occurred or the majority of the Continuing Directors and the Committee, acting jointly, on reasonable belief after due investigation, adopt a resolution that the Potential Change of Control has ceased to exist.

          9.03.4 "Related Party" means (i) a majority-owned subsidiary of the Company; or (ii) an employee or group of employees of the Company or any majority-owned subsidiary of the Company; or (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any majority-owned subsidiary of the Company; or (iv) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Voting Securities.

          9.03.5 "Voting Securities or Security" means any securities of the Company which carry the right to vote generally in the election of directors.

     SECTION 10.  Amendments to and Termination of the Plan.

     10.01 The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or Participants, except that, without the approval of the stockholders of the Company, no amendment, alteration, suspension, discontinuation or termination shall be made if stockholder approval is required by any federal or state law or regulation, or if the Board in its discretion determines that obtaining such stockholder approval is for any reason advisable; provided, however, that, without the consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him.

     SECTION 11.  General Provisions.

     11.01 No Rights to Awards; No Stockholder Rights. Nothing in this Plan shall give any Participant or employee any right or claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such Participant in connection with such Award.

     11.02 Withholding. The Company or any Affiliate is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of Shares, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and tax liabilities in excess thereof. This authority shall include authority to withhold or receive Shares, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations.

     11.03 No Right to Employment. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue in the employ of the Company or any Affiliate or to interfere in any way with the right of the Company or any Affiliate to terminate his employment at any time or increase or decrease his compensation from the rate in existence at the time of granting of an Award, except as may be expressly provided in any Award Agreement or other compensation arrangement.

     11.04 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company; provided, however, that, in addition to the requirements of Section 9.02, the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

     11.05 No Limit on Other Compensatory Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements (which may include, without limitation, employment agreements with executives and arrangements which relate to Awards under the Plan), and such arrangements may be either generally applicable or applicable only in specific cases. Notwithstanding anything in the Plan to the contrary (other than the provisions of Section 7.02), the terms of each Award shall be construed so as to be consistent with such other arrangements in effect at the time of the Award.

     11.06 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     11.07 Governing Law. The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of the State of Delaware (without regard to provisions governing conflicts of laws) and applicable federal law.

     11.08. Severability. If any provision of the Plan or any Award is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be deleted and the remainder of the Plan shall remain in full force and effect; provided, however, that, unless otherwise determined by the Committee, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Committee.

     SECTION 12.  Effective Date and Termination.

     12.01 The Plan shall become effective as of January 1, 1991, subject to the approval of the Plan by the affirmative vote of holders of a majority of Shares present in person or represented by proxy at the Company's 1991 Annual Meeting of Stockholders, or any adjournment thereof. Any Awards granted under the Plan prior to such approval of stockholders shall be effective when made (unless otherwise specified by the Committee at the time of grant) but shall be conditioned upon and subject to such approval of the Plan by stockholders. No award may be granted under the Plan after December 31, 2000.